                                                                 EXHIBIT 10.10



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                         REGISTRATION RIGHTS AGREEMENT



                                 BY AND BETWEEN

                           NATIONAL MEDIA CORPORATION

                                      and

                        VALUEVISION INTERNATIONAL, INC.



                          Dated as of January 5, 1998









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                               TABLE OF CONTENTS*

                                                                        PAGE
                                                                        ----
SECTION 1.  Definitions.................................................   1

SECTION 2.  Securities Subject to this Agreement........................   3
     (a)    Registrable Securities......................................   3
     (b)    Holders of Registrable Securities...........................   3

SECTION 3.  Demand Registrations........................................   3
     (a)    Demand by Holders...........................................   3
     (b)    Effective Registration......................................   4
     (c)    Registration Statement Form.................................   5
     (d)    Selection of Underwriters...................................   5
     (e)    Registration of Other Securities............................   6
     (f)    Priority in Requested Registration..........................   6

SECTION 4.  Piggyback Registrations.....................................   6
     (a)    Participation...............................................   6
     (b)    Underwriter's Cutback.......................................   7
     (c)    No Effect on Demand Registrations...........................   8

SECTION 5.  Hold-Back Agreements........................................   8
     (a)    Restrictions on Public Sale by Holder of Registrable
              Securities................................................   8
     (b)    Restrictions on Public Sale by the Company and Others.......   9

SECTION 6.  Registration Procedures.....................................   9

SECTION 7.  Registration Expenses.......................................  16

SECTION 8.  Indemnification.............................................  18
     (a)    Indemnification by the Company..............................  18
     (b)    Indemnification by Holder of Registrable Securities.........  20
     (c)    Contribution................................................  20

SECTION 9.  Rule 144....................................................  21

SECTION 10. Participation in Underwritten Registrations.................  22

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* This Table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretation of any of its terms or provisions.

                                                                        PAGE
                                                                        ----
SECTION 11.  Miscellaneous..............................................  22
    (a)    Remedies.....................................................  22
    (b)    No Inconsistent Agreements...................................  22
    (c)    Adjustments Affecting Registrable Securities.................  22
    (d)    Amendments and Waivers.......................................  22
    (e)    Notices......................................................  23
    (f)    Successors and Assigns.......................................  23
    (g)    Counterparts.................................................  23
    (h)    Headings.....................................................  24
    (i)    Governing Law................................................  24
    (j)    Severability.................................................  24
    (k)    Entire Agreement.............................................  24

        THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is dated as of January 5, 1998 and entered into by and between NATIONAL MEDIA CORPORATION, a Delaware corporation (the "Company") and VALUEVISION INTERNATIONAL, INC., a Minnesota corporation (the "Investor").

        This Agreement is made pursuant to the Demand Note (as defined below). In order to induce Victory to issue the loan evidenced by the Demand Note, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the issuance of the Demand Note.

        The parties hereby agree as follows:

        SECTION 1.  Definitions.

        As used in this Agreement, the following capitalized terms shall have the following meanings:

        Agent: Any Person authorized to act and who acts on behalf of the Investor with respect to the transactions contemplated by this Agreement.

        Common Stock:  The common stock, $0.01 par value, of the Company.

        Convertible Note Shares: The shares of Common Stock issuable in certain circumstances pursuant to the Demand Note.

        Demand Note: The $10,000,000 Demand Promissory Note dated the date hereof issued by the Company in favor of the Investor.

        Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.

        NASD:  National Association of Securities Dealers, Inc.

        Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

        Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

     Registrable Securities: (i) the Warrant Shares and (ii) the Convertible Note Shares. Registrable Securities shall also include any securities which may be issued or distributed with respect to, or in exchange for, such Registrable Securities pursuant to a stock dividend, stock split or other distribution, merger, consolidation, recapitalization or reclassification or similar transaction; provided, however, that any such Registrable Securities shall cease to be Registrable Securities to the extent (i) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities may be distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (iii) such Registrable Securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting transfer under the Securities Act shall have been delivered by the Company and they may be publicly resold without subsequent registration under the Securities Act or in compliance with Rule 144 thereunder; provided, further, however, that any securities that have ceased to be Registrable Securities cannot thereafter become Registrable Securities, and any securities that are issued or distributed in respect of securities that have ceased to be Registrable Securities are not Registrable Securities.

     Registration: A Demand Registration (as defined in Section 3) or a Piggyback Registration (as defined in Section 4) of the Company's securities for sale to the public under a Registration Statement.

     Registration Expenses:  See Section 7 hereof.

     Registration Statement: Any registration statement of the Company filed with the Securities and Exchange Commission under the rules and regulations promulgated under the Securities Act which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

     Securities Act:  The Securities Act of 1933, as amended from time to time.

     SEC:  The Securities and Exchange Commission.

     Underwritten Registration or Underwritten Offering: A Registration in which securities of the Company are sold to an underwriter for reoffering to the public.

     1995 Warrants: The Warrants to purchase 500,000 shares of Common Stock (subject to customary anti-dilution adjustments) issued by the Company to the Investor pursuant to a Telemarketing, Production and Post-Production Agreement dated November 24, 1995 (the "Telemarketing Agreement") by and between the Company and the Investor.

     1997 Warrants: The Warrants to purchase 250,000 shares of Common Stock (subject to customary anti-dilution adjustments) issued pursuant to the Warrant Agreement (as defined below).

     Warrant Agreement: The Warrant Agreement dated the date hereof by and between the Company and the Investor.

     Warrant Shares: Any shares of Common Stock issued or issuable upon exercise of the 1995 Warrants or the 1997 Warrants.

     SECTION 2.  Securities Subject to this Agreement.

     (a) Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities.

     (b) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such ownership or right was acquired pursuant to the Telemarketing Agreement, the Warrant Agreement or the Demand Note, and whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

     SECTION 3.  Demand Registrations.

     (a) Demand by Holders. The majority of the holders of Registrable Securities, at any time from and after the date hereof, may make, in the aggregate, one written request to the Company for Registration under and in accordance with the provisions of the Securities Act of all or part of the Registrable Securities. Any such Registration requested shall hereinafter be referred to as a "Demand Registration." Such request for a Demand Registration shall specify the kind and aggregate amount of Registrable Securities to be registered and the intended methods of disposition thereof. Upon such request for a Demand Registration, the Company shall use its best efforts to effect the Registration of such Registrable Securities under (i) the Securities Act, and
(ii)
the blue sky laws of such jurisdictions as any holder of such Registrable Securities requesting such Registration or any underwriter, if any, may reasonably request; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(a). The Company shall also use its best efforts to have all such Registrable Securities registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the holders of a majority of such Registrable Securities to consummate the disposition of such Registrable Securities.

     (b) Effective Registration. The Company shall be deemed to have effected a Demand Registration if the Registration Statement relating to such Demand Registration is declared effective by the SEC and remains effective at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which all of the Registrable Securities may be immediately sold to the public without registration under Rule 144(k) under the Securities Act (the "Registration Period"); provided, however, that no Demand Registration shall be deemed to have been effected if (i) such registration, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the selling holders of Registrable Securities, or (ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of a failure on the part of the selling holders of Registrable Securities and other than by reasons of a failure on the part of an underwriter selected by the selling holders of Registrable Securities.

     Notwithstanding the foregoing, if at any time prior to the expiration of the Registration Period, in the good faith reasonable judgment of the Company's Board of Directors, the disposition of Registrable Securities would require the premature disclosure of material non-public information which may reasonably be expected to have an adverse effect on the Company, then the Company shall not be required to maintain the effectiveness of or amend or supplement such Registration Statement for a period (a "Disclosure Delay Period") expiring upon the earlier to occur of (i) the date on which such material information is disclosed to the public or ceases to be material or (ii) subject to the following paragraph, up to 30 calendar days after the date on which the Company provides a notice to the holders of Registrable Securities stating that the failure to disclose such non-public information causes the prospectus included in the Registration Statement, as then in effect, to include an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. In no event shall a Disclosure Delay Period exceed 30 calendar days.

     The Company will give prompt written notice to the holders of Registrable Securities, in the manner prescribed by Section 11(e) hereof, of each Disclosure Delay Period. Advance notice of the Disclosure Delay Period shall be given to the extent practicable. If practicable, such notice shall estimate the duration of such Disclosure Delay Period. Each holder of Registrable Securities, by accepting such Registrable Securities, agrees that, upon receipt of such notice prior to such holder's disposition of all such Registrable Securities, such holder will forthwith discontinue disposition of such Registrable Securities pursuant to the Registration Statement and will not deliver any prospectus forming a part thereof in connection with any sale of such Registrable Securities until the expiration of such Disclosure Delay Period. Notwithstanding anything in this Section 3(b) to the contrary, there shall not be more than an aggregate of 30 calendar days in any 12 month period during which the Company is in a Disclosure Delay Period, nor more than an aggregate of 30 calendar days in any 90 calendar day period during which the Company is in a Disclosure Delay Period, nor more than an aggregate of 60 calendar days during the Registration Period during which the Company is in a Disclosure Delay Period.

     (c) Registration Statement Form. Registrations under this Section 3 shall be on such appropriate registration form of the SEC (i) as shall be selected by the Company and as shall be reasonably satisfactory to the holders of a majority of the Registrable Securities requesting a Demand Registration and
(ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in such holders' requests for such Registration. If, in connection with any Registration under this Section 3 which is proposed by the Company to be on Form S-3 or any successor form to such Form, the managing underwriter (if any) or holders of a majority of the Registrable Securities requesting a Demand Registration shall advise the Company in writing that in its reasonable opinion the use of another permitted form is of material importance to the success of the offering, then such Registration shall be on such other permitted form.

     (d) Selection of Underwriters. If at any time or from time to time a majority of the holders of Registrable Securities covered by a Registration Statement desire to sell Registrable Securities in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority of the Registrable Securities included in such offering.

     (e) Registration of Other Securities. Whenever the Company shall effect a Registration pursuant to this Section 3 in connection with an Underwritten Offering by one or more holders of Registrable Securities, no securities other than Registrable Securities shall be included among the securities covered by such Registration unless (a) the managing underwriter of such offering shall have advised each selling holder of Registrable Securities to be covered by such Registration in writing that the inclusion of such other securities would not adversely affect such offering or (b) the selling holders of a majority of all Registrable Securities to be covered by such Registration shall have consented in writing to the inclusion of such other securities.

     (f) Priority in Requested Registration. If the Company shall effect a Registration pursuant to this Section 3 in connection with an Underwritten Offering by one or more holders of Registrable Securities, and if the managing underwriter of such offering shall advise the Company in writing (with a copy to each selling holder of Registrable Securities requesting Registration) that, in its opinion, the number of securities requested to be included in such Registration exceeds the number which can be sold in such offering within a price range acceptable to the selling holders of a majority of the Registrable Securities requested to be included in such Registration, the Company will include in such Registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities requested to be included in such Registration, selected pro rata from the Registrable Securities of the selling holders requesting such Registration on the basis of the percentage of the total amount of the Registrable Securities which such selling holders requested to be so registered. In connection with any such Registration to which this Section 3(f) is applicable, no securities other than Registrable Securities shall be covered by such Registration.

     SECTION 4.  Piggyback Registrations.

     (a) Participation. Subject to Section 4(b) hereof, if at any time from and after the date hereof, the Company proposes to file a Registration Statement under the Securities Act with respect to any offering of any of its securities, whether or not for its own account (other than (i) a registration on Form S-4 or S-8 or any successor form to such Forms, (ii) any registration of securities as it relates to an offering and sale to employees, officers or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement or (iii) any Registration Statement filed at the demand or request of a holder of the Company's Series C Convertible Preferred Stock, or securities issued in exchange for such Series C Convertible Preferred Stock), then, as promptly as practicable, the Company shall give written notice of such proposed filing to each holder of Registrable

Securities and such notice shall offer the holders of Registrable
Securities the opportunity to register such number of Registrable Securities as each such holder may request (a "Piggyback Registration"). Subject to Section 4(b), the Company shall include in such Registration Statement all Registrable Securities requested within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder) to be included in the Registration for such offering pursuant to a Piggyback Registration. Each holder of Registrable Securities shall be permitted to withdraw all or part of such holder's Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

     (b) Underwriter's Cutback. The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested to be included in the Registration for such offering under Section 4(a) or pursuant to other piggyback registration rights granted by the Company, if any (the "Piggyback Securities"), to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of any such proposed Underwritten Offering informs the Company and the holders of such Piggyback Securities in writing that the total amount or kind of securities, including Piggyback Securities, which such holders and any other persons or entities intend to include in such offering would be reasonably likely to adversely affect the price or distribution of the securities offered in such offering or the timing thereof, then the securities to be included in such Registration shall be the number of securities that, in the opinion of such underwriter or underwriters, can be sold without an adverse effect on the price, timing or distribution of the securities to be included, selected (i) first, from the securities originally proposed by the Company to be included in the Registration for such offering, (ii) second, and only if all the securities originally proposed by the Company to be included in such Registration have been so included, from the Piggyback Securities requested for inclusion in such Registration, provided that if less than 100% of such Piggyback Securities is to be included in such Registration, the Piggyback Securities to be so included shall be selected pro rata from the Piggyback Securities of the selling holders requesting such Piggyback Registration on the basis of the percentage of the total amount of the Piggyback Securities which such selling holders requested to be so registered, and (iii) third, and only if all of the Piggyback Securities requested for inclusion in such Registration have been so included, from any other securities eligible for inclusion in such Registration.

     Notwithstanding the foregoing, in the case of a registration statement registering securities pursuant to the Registration Rights Agreement, dated as of December 19, 1994, by and among the Company and the other signatories thereto (the "December 1994 Agreement"), the holders of a majority of the securities to be registered pursuant to such agreement have in good faith determined that the inclusion of Registrable Securities would be detrimental to the offering of such securities, then in each case the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which a holder of Registrable Securities has requested inclusion hereunder as the underwriter or such other holders, respectively, shall permit. Any exclusion of Registrable Securities shall be made pro rata among the holders of Registrable Securities seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights and provided that any reduction of securities to be registered pursuant to the December 1994 Agreement or the Securities Purchase Agreement, dated as of September 30, 1994, as amended as of December 19, 1994, by and among the Company and the other signatories thereto or the Option Agreement dated as of January 13, 1995, between the Company and Buckeye Communications, Inc., or the 1995 Warrants shall be allocated among the parties hereto as provided therein. No right to registration of Registrable Securities under this Section 4(b) shall be construed to limit any registration required under Section 3(a) hereof. If an offering in connection with which a holder of Registrable Securities is entitled to registration under this Section 4(b) is an underwritten offering, then each holder of Registrable Securities whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

     (c) No Effect on Demand Registrations. No Registration of Registrable Securities effected pursuant to a request under this Section 4 shall be deemed to have been effected pursuant to Section 3 hereof or shall relieve the Company of its obligation to effect any Registration upon request under Section 3 hereof.

     SECTION 5.  Hold-Back Agreements.

     (a) Restrictions on Public Sale by Holder of Registrable Securities. Each holder of Registrable Securities agrees, if requested by (i) the managing underwriters in an Underwritten Offering, or (ii) the holders of a majority of the Registrable Securities included pursuant to Section 3 hereof in a Demand Registration not being underwritten, not to effect any public sale or distribution of securities of the Company the same as or similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 10-day period prior to, and during the 90-day period (or, with respect to a Piggyback Registration, such longer period of up to 180 days as may be required by such underwriter) beginning on, the effective date of any Registration Statement in which holders of Registrable Securities are participating (except as part of such registration) or the commencement of the public distribution of securities, to the extent timely notified in writing by the Company or the managing underwriters (or the holders, as the case may be).

     The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering any such agreement; provided that any such holder shall undertake, in its request to participate in any such Underwritten Offering, not to effect any public sale or distribution of the applicable class of Registrable Securities commencing on the date of sale of such applicable class of Registrable Securities unless it has provided 45 days' prior written notice of such sale or distribution to the underwriter or underwriters.

     (b) Restrictions on Public Sale by the Company and Others. The Company agrees that if, after the date hereof, any "holdback" or any other similar right relating to restrictions on the public or private sale of the Company's equity securities is granted by the Company or any other holders of the Company's equity securities with respect to any of the Company's equity securities, then the Company shall immediately amend this Agreement to provide for at least as favorable of a holdback or other similar right for the benefit of the holders of the Registrable Securities.

     SECTION 6.  Registration Procedures.

     In connection with the Company's registration obligations pursuant to Sections 3 and 4 hereof, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

           (a) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders and underwriters (it being understood that, with respect to the holders of the Registrable Securities, such review shall be completed as expeditiously as possible), and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the holders of a majority of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object;

           (b) prepare and file with the SEC a Registration Statement or Registration Statements relating to the applicable Demand Registration or Piggyback Registration including all exhibits and financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective under the Securities Act; and prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any holder of Registrable Securities or any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations otherwise necessary to keep the Registration Statement effective for a period of not less than 90 days (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn) with respect to a Piggyback Registration, and for a period continuing during the Registration Period with respect to a Demand Registration, or, if such Registration Statement relates to an Underwritten Offering, such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer; and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

           (c) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing,

                  (1) when the Prospectus or any Prospectus supplement or
             post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                  (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information,


                  (3) of the issuance by the Commission of any stop order
             suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

                  (4) if at any time the representations and warranties of the
             Company contemplated by paragraph (o) below cease to be true and correct,

                  (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

                  (6) of the existence of any fact which results in the
             Registration Statement, the Prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

           (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

           (e) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an Underwritten Offering, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

           (f) furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including, if requested, those incorporated by reference);

           (g) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request (it being understood that the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto) and such other documents as such selling holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such holder and underwriters, if any;

           (h) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling holder of Registrable Securities or any underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

           (i) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

           (j) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

           (k) if any fact contemplated by paragraph (c)(6) above shall exist, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

           (l) cause all Registrable Securities covered by the Registration Statement to be listed on the New York Stock Exchange (the "NYSE") or, if not listed on the NYSE, (i) to be listed on each securities exchange on which similar securities issued by the Company are then listed or (ii) to be quoted on the Nasdaq National Market, if requested by the holders of a majority of such Registrable Securities or the managing underwriters, if any;

           (m) cause the Registrable Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the holders of a majority of such Registrable Securities or the managing underwriters, if any;

           (n) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registerable Securities which are in a form eligible for deposit with Depositary Trust Company;

           (o) enter into agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with paragraph (k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company, and if an underwriting agreement is entered into or if the registration is an Underwritten Registration:

                  (1) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary Underwritten Offerings and covering matters including, but not limited to, those set forth in the Agreement and Plan of Reorganization and Merger dated as of the date hereof by and among the Investor, the Company and V-L Holdings Corp.;

                  (2) obtain opinions of counsel to the Company and updates
             thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities being sold) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such holders and underwriters;

                  (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary Underwritten Offerings; and

                  (4) if an underwriting agreement is entered into, cause the same to set forth in full the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section.

      The above shall be done at the effectiveness of such Registration Statement, each closing under any underwriting or similar agreement as and to the extent required thereunder and from time to time as may be requested by any selling holder in connection with the disposition of Registrable Securities pursuant to such Registration Statement;

           (p) make available for inspection by a representative of the holders of a majority of the Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the sellers or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the registration; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order;

           (q) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, earnings statements satisfying the provisions of
      Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (1) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an Underwritten Offering, or, if not sold to underwriters in such an offering and (2) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods;

           (r) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD); and

           (s) promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request; it being understood that any document filed pursuant to the Exchange Act will be provided concurrently with such filing and will not be subject to prior review before filing.

        The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

        Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(k) hereof, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods during which such Registration Statement shall be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by Section 6(k) hereof or is advised in writing by the Company that the use of the Prospectus may be resumed.

     On or before the tenth (10th) day of each month immediately following a month in which the Investor sells Registrable Securities on the NYSE or otherwise, the Investor shall deliver a notice to the Company setting forth the number of Registrable Securities sold by the Investor during such month and the number of Registrable Securities held by the Investor as of the end of such month.

     SECTION 7.  Registration Expenses.

     (a) All expenses incident to the Company's performance of or compliance with this Agreement will be paid by the Company, regardless of whether the Registration Statement becomes effective, including without limitation:

           (1) all registration and filing fees (including with respect to filings required to be made with the SEC, the NYSE and the NASD);

           (2) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate);

           (3) printing (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depositary Trust Company and of printing prospectuses), messenger, telephone and delivery expenses;

           (4) fees and disbursements of counsel for (i) the Company, (ii) subject to the last paragraph of this Section 7(a), the underwriters and
      (iii) subject to the last paragraph of this Section 7(a), the sellers of the Registrable Securities (subject to the provisions of Section 7(b) hereof);

           (5) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

           (6) subject to the last paragraph of this Section 7(a), fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities and legal expenses of any Person other than the Company, the underwriters and the selling holders);

           (7) fees and expenses of other Persons retained by the Company; and

           (8) fees and expenses associated with any NASD filing required to be made in connection with the Registration Statement, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD (all such expenses being herein called "Registration Expenses").

     The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

     The Company shall not be required to pay more than $25,000 for the fees and expenses referred to in Section 7(a)(4)(ii) and (iii) and Section 7(a)(6) above.

     (b) In connection with each Registration Statement required hereunder, the Company will reimburse the holders of Registrable Securities being registered pursuant to such Registration Statement for the reasonable fees and disbursements of not more than one counsel (or more than one counsel if a conflict exists among such selling holders in the exercise of the reasonable judgment of counsel for the selling holders and counsel for the Company) chosen by the holders of a majority of such Registrable Securities.

     SECTION 8.  Indemnification.

     (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each holder of Registrable Securities, its officers, directors, employees and Agents and each Person who controls such holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such holder expressly for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in any Prospectus or preliminary prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus or preliminary prospectus and if, having previously been furnished by or on behalf of the

Company with copies of the Prospectus or preliminary prospectus as so amended or supplemented, such holder thereafter fails to deliver such Prospectus or preliminary prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such holder. This indemnity will be in addition to any liability which the Company may otherwise have. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Indemnified Holders of Registrable Securities.

     If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and the payment of all expenses. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder unless (a) the Company has agreed to pay such fees and expenses or (b) the Company shall have failed to assume the defense of such action or proceeding and has failed to employ counsel satisfactory to such Indemnified Holder in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Holder and the Company, and such Indemnified Holder shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified holder which are different from or additional to those available to the Company (in which case, if such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders, which firm shall be designated in writing by such Indemnified Holders). The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.

     (b) Indemnification by Holder of Registrable Securities. Each holder of Registrable Securities agrees to indemnify and hold harmless the Company, its officers, directors, employees and Agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such holder, but only with respect to information relating to such holder furnished in writing by such holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a holder of Registrable Securities, such holder shall have the rights and duties given the Company and the Company or its officers, directors, employees and Agents or such controlling person shall have the rights and duties given to each holder by the preceding paragraph. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement or any amendment or supplement thereto, or any preliminary prospectus.

     (c) Contribution. If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

     The Company and each holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(c), an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by such Indemnified Holder or its affiliated Indemnified Holders and distributed to the public were offered to the public exceeds the amount of any damages which such Indemnified Holder, or its affiliated Indemnified Holder, has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     SECTION 9.  Rule 144.

     The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities made after the first anniversary of the date hereof, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

     SECTION 10.  Participation in Underwritten Registrations.

     No Person may participate in any Underwritten Registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     SECTION 11.  Miscellaneous.

     (a) Remedies. Each holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein, in the Warrant Agreement, the Telemarketing Agreement and the Demand Note and granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company represents and warrants that the rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

     (c) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to the Registrable Securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

     (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of the outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of holders of

Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by the holders of a majority of the Registrable Securities being sold.

      (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

           (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 11(e), which address initially is, with respect to the Investor, 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: General Counsel, with a copy to Latham & Watkins, 633 West Fifth Street, Los Angeles, California 90071, Attention: Michael Sturrock, Esq.; and

           (ii) if to the Company, initially at Eleven Penn Center, Suite 1100, 1835 Market Street, Philadelphia, Pennsylvania, Attention: General Counsel and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(e), with a copy to Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 1401 Walnut Street, Philadelphia, Pennsylvania 19102, Attention: Stephen T. Burdumy, Esq.

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

      (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities; provided, however, that after the date hereof this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a holder of Registrable Securities unless and to the extent such successor or assign acquired Registrable Securities from such holder.

      (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities issued pursuant to the Warrant Agreement or the Demand Note. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


                         [Signature Page to Follow]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   NATIONAL MEDIA CORPORATION


                                By: /s/ Robert N. Verratti
                                    -----------------------------
                                    Name: Robert N. Verratti
                                    Title: President and Chief
                                           Executive Officer


                                VALUEVISION INTERNATIONAL, INC.


                                By: /s/ Robert L. Johander
                                   ------------------------------
                                   Name: Robert L. Johander
                                   Title: Chairman and Chief
                                          Executive Officer





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